Exhibit 10.19

This instrument prepared by

and return to:

Sam I. Reiber, Esq.

2109 East Palm Ave.

Suite 202

Tampa, Florida 33605

NOTE AND MORTGAGE MODIFICATION AGREEMENT

THIS AGREEMENT, made and entered into on February 16, 2007 between Jacob M. Buchman, as Trustee, hereinafter called “Mortgagee”, and Ybor City Group, Inc., 22nd Street of Ybor City, Inc., and ABM of Tampa Bay, Inc., hereinafter called “Mortgagors.”

RECITALS

A. Mortgagee is owner and holder of a certain Promissory Note dated September 30, 2005 made by Ybor City Group, Inc. to Mortgagee, secured by a Mortgage dated September 30, 2005, recorded in O.R. Book 15796 Page 0801, of the Public Records of Hillsborough County, Florida, which Mortgage, is now a lien upon the property described on Exhibit “A” attached hereto, and on which Promissory Note in the principal sum of $1,500,000.00.

B. The parties hereby desire to modify the terms of aforesaid Mortgage and Note and to add two additional properties to secure said Promissory Note.

For the reasons set forth above, and in consideration of the mutual covenants and promises of the parties, Mortgagee and Mortgagors covenant and agree as follows:

1. All of the above recitals are true and correct in every respect and are incorporated herein and made a part hereof.

2. The foregoing Note and Mortgage shall be modified as follows:

(a)	The interest rate as reflected in the Promissory Note, is changed to the Bank of America prime lending rate plus 2.25% subject to a floor of 7% and ceiling of 15%.

3. The Mortgage is amended to add the following described Property as additional collateral for the payment of the Promissory Note:

See legal attached hereto and made a part hereof.

4. Mortgagors hereby affirm, warrant and represent that:

(a)	All of the warranties and representations made in the Note and Mortgage and any other agreements, documents or instruments executed with respect thereto, directly or indirectly, are true and correct as of the date hereof;

(b)	Such Note and Mortgage and such other agreements, documents or instruments are in full force and effect as of the date hereof, and are enforceable according to their terms;

5. Mortgagors and their successors and assigns, indemnify and agree to defend and hold Mortgagee harmless against Florida documentary stamp and intangible taxes, if any, imposed upon Mortgagee by virtue of their execution and acceptance of this document, including any penalties, interest and attorneys’ fees incurred by Mortgagee in connection therewith, and all such charges shall be secured by the lien of the Mortgage as amended and bear interest at the default rate provided in the said Note from the date of advance by Mortgagee until paid by Mortgagors. The provisions of this paragraph shall survive the repayment of the Note and the indebtedness evidenced thereby, and satisfaction of the Mortgage, and shall continue for so long as a claim may be asserted by the State of Florida or any of its agencies.

6. Mortgagors and Mortgagee agree that when the terms and provisions contained in the foregoing Note and Mortgage in any way conflict with the terms and conditions contained in this Agreement, the terms and provisions herein contained shall prevail; and, as modified by this Agreement, the foregoing Note and Mortgage are hereby ratified, confirmed and approved in all of the terms and conditions thereof and each shall remain in full force and effect.

7. This Agreement may not be changed or terminated except in a writing signed by all parties. The covenants contained in this Agreement shall run with the land and bind Mortgagor, their successors and assigns, and all subsequent owners, tenants and subtenants of the properties, and shall inure to the benefit of Mortgagee, their successors and assigns, and all subsequent holders of the Mortgage.

FLORIDA DOCUMENTARY TAX IN THE AMOUNT REQUIRED BY LAW HAS PREVIOUSLY BEEN PAID WITH RESPECT TO ALL PORTIONS OF THE PRINCIPAL BALANCE OF THE MORTGAGE, AND PROPER STAMPS HAVE PREVIOUSLY BEEN AFFIXED TO THE MORTGAGE. THIS AGREEMENT IS A MODIFICATION OF EXISTING INDEBTEDNESS AND DOES NOT REPRESENT ANY NEW CONSIDERATION UPON WHICH DOCUMENTARY TAX IS PAYABLE.

IN WITNESS WHEREOF, the parties have executed this Agreement in day and year first above written.

WITNESSES:	“MORTGAGOR”
Ybor City Group, Inc.

/s/ Clifford M. Gross	By:	/s/ Sam Reiber
(Signature)		Its President
Clifford M. Gross
(Printed Name)

Date: February 16, 2007
/s/ Deanne Collins
(Signature)
Deanne Collins
(Printed Name)

WITNESSES:	“MORTGAGOR”
22nd Street of Ybor City, Inc.

/s/ Clifford M. Gross	By:	/s/ Sam Reiber
(Signature)		Its President
Clifford M. Gross
(Printed Name)

Date: February 16, 2007

/s/ Deanne Collins
(Signature)
Deanne Collins
(Printed Name)

WITNESSES:	“MORTGAGOR”
ABM of Tampa Bay, Inc

/s/ Clifford M. Gross	By:	/s/ Sam Reiber
(Signature)		Its President
Clifford M. Gross
(Printed Name)

Date: February 16, 2007

/s/ Deanne Collins
(Signature)
Deanne Collins
(Printed Name)

WITNESSES:	“MORTGAGEE”

/s/ Clifford M. Gross	By:	/s/ Jacob M. Buchman
(Signature)		Jacob M. Buchman, as Trustee
Clifford M. Gross
(Printed Name)	Date: February 16, 2007

/s/ Deanne Collins
(Signature)
Deanne Collins
(Printed Name)

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

I HEREBY CERTIFY, that on this 16 th day of February , 2007, before me, the undersigned authority, personally appeared Sam Reiber, as President of Ybor City Group, Inc., 22nd Street of Ybor City, Inc., and ABM of Tampa Bay, Inc., who is personally known to me or who has produced a valid drivers license, as identification, and who acknowledged executing the foregoing instrument for the purposes therein expressed on behalf of said                     .

WITNESS my and official seal the date aforesaid.

/s/ Julie Cunningham
Print Name: Julie Cunningham
NOTARY PUBLIC
My Commission Expires: February 20, 2010

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

I HEREBY CERTIFY, that on this 16th day of February, 2007, before me, the undersigned authority, personally appeared Jacob M. Buchman, as Trustee under an unrecorded Land Trust Agreement date as of October 12, 1993, who is personally known to me or who has produced a valid drivers license, as identification, and who acknowledged executing the foregoing instrument for the purposes therein expressed on behalf of said                     .

WITNESS my and official seal the date aforesaid.

/s/ Julie Cunningham
Print Name: Julie Cunningham
NOTARY PUBLIC
My Commission Expires: February 20, 2010